Exhibit 99.1
Doximity Announces Fiscal 2025 Second Quarter Financial Results
Total revenues of $136.8 million, up 20% year-over-year
Net income growth of 44% and adjusted EBITDA growth of 41% year-over-year

SAN FRANCISCO, Calif., November 7, 2024 -- Doximity, Inc. (NYSE: DOCS), the leading digital platform for U.S. medical professionals, today announced results of its fiscal 2025 second quarter ended September 30, 2024.
“Our clinical workflow tools saw record use in Q2 with over 600,000 unique active prescribers,” said Jeff Tangney, co-founder and CEO of Doximity. “We’re proud to help physicians save time, so they can provide better care for their patients.”
Fiscal 2025 Second Quarter Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended September 30, 2023.
•Revenue: Revenue of $136.8 million, versus $113.6 million, an increase of 20% year-over-year.
•Net income and non-GAAP net income: Net income of $44.2 million, versus $30.6 million, representing a margin of 32.3%, versus 26.9%. Non-GAAP net income of $61.1 million, versus $45.6 million, representing a margin of 44.7%, versus 40.1%.
•Adjusted EBITDA: Adjusted EBITDA of $76.1 million, versus $54.2 million, an increase of 41% year-over-year, representing adjusted EBITDA margins of 55.7%, versus 47.7%.
•Diluted net income per share and non-GAAP diluted net income per share: Diluted net income per share was $0.22, versus $0.15, while non-GAAP diluted net income per share was $0.30, versus $0.22.
•Operating cash flow and free cash flow: Operating cash flow of $68.3 million, versus $12.9 million, an increase of 430% year-over-year, and free cash flow of $66.8 million, versus $11.6 million, an increase of 475% year-over-year.
Financial Outlook
Doximity is providing guidance for its fiscal third quarter ending December 31, 2024 as follows:
•Revenue between $152 million and $153 million.
•Adjusted EBITDA between $83 million and $84 million.
Doximity is updating guidance for its fiscal year ending March 31, 2025 as follows:
•Revenue between $535 million and $540 million.
•Adjusted EBITDA between $274 million and $279 million.

Conference Call Information
Doximity posted prepared remarks on its investor relations website at https://investors.doximity.com. Doximity will host a webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss these financial results. To listen to a live audio webcast, please visit the Company’s Investor Relations page at https://investors.doximity.com. The archived webcast will be available on the Company’s Investor Relations page shortly after the call.
About Doximity
Founded in 2010, Doximity is the leading digital platform for U.S. medical professionals. The company's network members include more than 80% of U.S. physicians across all specialties and practice areas. Doximity provides its verified clinical membership with digital tools built for medicine, enabling them to collaborate with colleagues, stay up to date with the latest medical news and research, manage their careers and on-call schedules, streamline documentation and administrative paperwork, and conduct virtual patient visits. Doximity's mission is to help doctors be more productive so they can provide better care for their patients.
Forward-Looking Statements
Statements we make in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors including (i) the timing and scope of anticipated stock repurchases; (ii) the impact of uncertainty in the current economic environment and macroeconomic uncertainty; (iii) our ability to retain existing members or add new members to our platform and maintain or grow their engagement with our platform; (iv) our ability to attract new customers or retain existing customers; (v) the impact of our prioritization of our members’ interests; (vi) breaches in our security measures or unauthorized access to members’ data; (vii) our ability to maintain or manage our growth, and other risks and factors that are beyond our control including, without limitation, those set forth in the section entitled “Risk Factors”in our Annual Report on Form 10-K for the fiscal year ended March 31, 2024 and as may be updated in any subsequent Quarterly Reports on Form 10-Q. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could cause actual results to differ materially from those contained in our forward-looking statements. The forward-looking statements made in this press release relate only to management’s beliefs and assumptions as of this date. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Perry Gold
ir@doximity.com
Media Contact:
Amanda Cox
pr@doximity.com

DOXIMITY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	September 30, 2024	March 31, 2024
Assets
Current assets:
Cash and cash equivalents	$184,248	$96,785
Marketable securities	621,310	666,115
Accounts receivable, net	124,793	101,332
Prepaid expenses and other current assets	27,361	48,709
Total current assets	957,712	912,941
Property and equipment, net	12,818	12,318
Deferred income tax assets	43,761	45,068
Operating lease right-of-use assets	9,774	12,332
Intangible assets, net	25,195	27,317
Goodwill	67,940	67,940
Other assets	1,316	1,458
Total assets	$1,118,516	$1,079,374
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$2,770	$2,253
Accrued expenses and other current liabilities	33,540	43,703
Deferred revenue, current	93,751	99,145
Operating lease liabilities, current	2,222	2,149
Total current liabilities	132,283	147,250
Deferred revenue, non-current	148	211
Operating lease liabilities, non-current	11,269	12,397
Contingent earn-out consideration liability, non-current	5,469	10,895
Other liabilities, non-current	8,151	7,224
Total liabilities	157,320	177,977
Stockholders' Equity
Preferred stock	—	—
Common stock	187	187
Additional paid-in capital	863,113	823,885
Accumulated other comprehensive income (loss)	2,676	(2,664)
Retained earnings	95,220	79,989
Total stockholders’ equity	961,196	901,397
Total liabilities and stockholders’ equity	$1,118,516	$1,079,374

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2024	2023	2024	2023
Revenue	$136,832	$113,612	$263,508	$222,081
Cost of revenue(1)	13,676	12,759	27,226	25,912
Gross profit	123,156	100,853	236,282	196,169
Operating expenses(1):
Research and development	23,240	19,958	45,814	41,889
Sales and marketing	34,367	30,201	69,611	64,656
General and administrative	10,103	8,966	19,358	18,213
Restructuring and impairment charge	2,304	7,936	2,304	7,936
Total operating expenses	70,014	67,061	137,087	132,694
Income from operations	53,142	33,792	99,195	63,475
Other income, net	9,029	5,903	16,145	10,742
Income before income taxes	62,171	39,695	115,340	74,217
Provision for income taxes	18,017	9,093	29,809	15,209
Net income	$44,154	$30,602	$85,531	$59,008
Net income per share attributable to Class A and Class B common stockholders:
Basic	$0.24	$0.16	$0.46	$0.30
Diluted	$0.22	$0.15	$0.43	$0.28
Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	186,252	193,112	185,933	193,813
Diluted	200,407	209,014	199,818	210,681
(1) Costs and expenses include stock-based compensation expense as follows (in thousands):

	Three Months Ended September 30,		Six Months Ended September 30,
	2024	2023	2024	2023
Cost of revenue	$2,661	$2,278	$5,555	$4,739
Research and development	5,447	2,538	10,131	5,794
Sales and marketing	6,808	2,697	13,394	8,692
General and administrative	2,952	2,288	5,878	4,577
Restructuring	—	3,646	—	3,646
Total stock-based compensation expense	$17,868	$13,447	$34,958	$27,448

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2024	2023	2024	2023
Cash flows from operating activities
Net income	$44,154	$30,602	$85,531	$59,008
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,613	2,604	5,175	5,208
Deferred income taxes	204	—	204	—
Stock-based compensation, net of amounts capitalized	17,868	13,447	34,958	27,448
Non-cash lease expense	470	540	951	1,077
Accretion of discount on marketable securities, net	(3,008)	(1,495)	(5,368)	(1,794)
Amortization of deferred contract costs	2,033	2,063	4,759	4,730
Impairment of long-lived assets	2,304	—	2,304	—
Other	414	6	(122)	127
Changes in operating assets and liabilities:
Accounts receivable	(4,106)	(4,388)	(23,478)	9,644
Prepaid expenses and other assets	9,488	(13,093)	19,948	(10,504)
Deferred contract costs	(1,785)	(1,238)	(3,216)	(2,448)
Accounts payable, accrued expenses and other liabilities	7,396	(8,740)	(5,546)	(8,063)
Deferred revenue	(9,161)	(6,831)	(5,457)	(13,753)
Operating lease liabilities	(538)	(579)	(1,054)	(582)
Net cash provided by operating activities	68,346	12,898	109,589	70,098
Cash flows from investing activities
Purchases of property and equipment	—	(41)	—	(111)
Internal-use software development costs	(1,543)	(1,238)	(3,247)	(2,732)
Purchases of marketable securities	(197,395)	(144,942)	(367,808)	(180,226)
Maturities of marketable securities	215,855	96,119	417,913	212,768
Sales of marketable securities	7,241	—	7,241	37,525
Net cash provided by (used in) investing activities	24,158	(50,102)	54,099	67,224
Cash flows from financing activities
Proceeds from issuance of common stock upon exercise of stock options and common stock warrants	7,692	3,933	10,243	7,218
Proceeds from issuance of common stock in connection with the employee stock purchase plan	1,422	1,494	1,422	1,494
Taxes paid related to net share settlement of equity awards	(5,828)	(2,120)	(8,222)	(4,084)
Repurchase of common stock	(22,984)	(164,429)	(74,198)	(186,184)
Payment of contingent consideration related to a business combination	—	—	(5,470)	(5,390)
Net cash used in financing activities	(19,698)	(161,122)	(76,225)	(186,946)
Net increase (decrease) in cash and cash equivalents	72,806	(198,326)	87,463	(49,624)
Cash and cash equivalents, beginning of period	111,442	306,729	96,785	158,027
Cash and cash equivalents, end of period	$184,248	$108,403	$184,248	$108,403
Supplemental disclosures of cash flow information
Cash paid for taxes, net of refunds	$9,078	$29,438	$21,985	$29,438

Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company uses the following non-GAAP measures of financial performance:
•Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP net income margin, and non-GAAP basic and diluted net income per common share: We exclude the effect of stock-based compensation expense, amortization of acquired intangible assets, change in fair value of contingent earn-out consideration liability, and restructuring and impairment charge from non-GAAP gross profit, non-GAAP gross margin and non-GAAP operating income. Non-GAAP net income and non-GAAP net income margin are further adjusted for estimated income tax on such adjustments. We calculate income taxes on the adjustments by applying an estimated annual effective tax rate to the adjustments. Non-GAAP basic and diluted net income per common share is non-GAAP net income attributable to common stockholders divided by the weighted average number of shares. For both basic and diluted non-GAAP net income per share, the weighted average shares we use in computing non-GAAP net income per share is equal to our GAAP weighted average shares. Non-GAAP gross margin represents non-GAAP gross profit as a percentage of revenue and non-GAAP net income margin represents non-GAAP net income as a percentage of revenue.
•Adjusted EBITDA and adjusted EBITDA margin: We define adjusted EBITDA as net income before interest, income taxes, depreciation, and amortization, and as further adjusted for stock-based compensation expense, change in fair value of contingent earn-out consideration liability, restructuring and impairment charge, and other income, net. Net income margin represents net income as a percentage of revenue and adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue.
•Free cash flow: We calculate free cash flow as cash flow from operating activities less purchases of property and equipment and internal-use software development costs.
We use these non-GAAP financial measures internally for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP to non-GAAP results.
Key Business Metrics
•Net revenue retention rate: Net revenue retention rate is calculated by taking the trailing 12-month (“TTM”) subscription-based revenue from our customers that had revenue in the prior TTM period and dividing that by the total subscription-based revenue for the prior TTM period. For the purposes of this calculation, subscription revenue excludes subscriptions for individuals and small practices and other non-recurring items. Our net revenue retention rate compares our subscription revenue from the same set of customers across comparable periods, and reflects customer renewals, expansion, contraction, and churn. Our net revenue retention rate is directly tied to our revenue growth rate and thus fluctuates as that growth rate fluctuates.
•Customers with trailing 12-month subscription revenue greater than $500,000: The number of customers with TTM subscription revenue greater than $500,000 is a key indicator of the scale of our business, and is calculated by counting the number of customers that contributed more than $500,000 in subscription revenue in the TTM period. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity, and we present our total customer count for historical periods reflecting these adjustments.

Reconciliation of GAAP to Non-GAAP Financial Measures
The following tables reconcile the specific items excluded from GAAP metrics in the calculation of non-GAAP metrics for the periods shown below:

	Three Months Ended September 30,		Six Months Ended September 30,
	2024	2023	2024	2023
	(unaudited)
	(in thousands, except percentages)
Net income	$44,154	$30,602	$85,531	$59,008
Adjusted to exclude the following:
Stock-based compensation	17,868	9,801	34,958	23,802
Depreciation and amortization	2,613	2,604	5,175	5,208
Provision for income taxes	18,017	9,093	29,809	15,209
Restructuring and impairment charge	2,304	7,936	2,304	7,936
Change in fair value of contingent earn-out consideration liability	221	47	423	316
Other income, net	(9,029)	(5,903)	(16,145)	(10,742)
Adjusted EBITDA	$76,148	$54,180	$142,055	$100,737

Revenue	$136,832	$113,612	$263,508	$222,081
Net income margin	32.3%	26.9%	32.5%	26.6%
Adjusted EBITDA margin	55.7%	47.7%	53.9%	45.4%

	Three Months Ended September 30,		Six Months Ended September 30,
	2024	2023	2024	2023
	(unaudited)
	(in thousands)
Net cash provided by operating activities	$68,346	$12,898	$109,589	$70,098
Purchases of property and equipment	—	(41)	—	(111)
Internal-use software development costs	(1,543)	(1,238)	(3,247)	(2,732)
Free cash flow	$66,803	$11,619	$106,342	$67,255
Other cash flow components:
Net cash provided by (used in) investing activities	$24,158	$(50,102)	$54,099	$67,224
Net cash used in financing activities	$(19,698)	$(161,122)	$(76,225)	$(186,946)

	Three Months Ended September 30,		Six Months Ended September 30,
	2024	2023	2024	2023
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP cost of revenue	$13,676	$12,759	$27,226	$25,912
Adjusted to exclude the following:
Stock-based compensation	(2,661)	(2,278)	(5,555)	(4,739)
Amortization of acquired intangibles	—	(137)	—	(274)
Non-GAAP cost of revenue	$11,015	$10,344	$21,671	$20,899

GAAP gross profit	$123,156	$100,853	$236,282	$196,169
Adjusted to exclude the following:
Stock-based compensation	2,661	2,278	5,555	4,739
Amortization of acquired intangibles	—	137	—	274
Non-GAAP gross profit	$125,817	$103,268	$241,837	$201,182

GAAP gross margin	90.0%	88.8%	89.7%	88.3%
Non-GAAP gross margin	91.9%	90.9%	91.8%	90.6%

GAAP research and development expense	$23,240	$19,958	$45,814	$41,889
Adjusted to exclude the following:
Stock-based compensation	(5,447)	(2,538)	(10,131)	(5,794)
Non-GAAP research and development expense	$17,793	$17,420	$35,683	$36,095

GAAP sales and marketing expense	$34,367	$30,201	$69,611	$64,656
Adjusted to exclude the following:
Stock-based compensation	(6,808)	(2,697)	(13,394)	(8,692)
Amortization of acquired intangibles	(1,061)	(1,061)	(2,122)	(2,122)
Change in fair value of contingent earn-out consideration liability	(221)	(47)	(423)	(316)
Non-GAAP sales and marketing expense	$26,277	$26,396	$53,672	$53,526

GAAP general and administrative expense	$10,103	$8,966	$19,358	$18,213
Adjusted to exclude the following:
Stock-based compensation	(2,952)	(2,288)	(5,878)	(4,577)
Non-GAAP general and administrative expense	$7,151	$6,678	$13,480	$13,636

GAAP operating expense	$70,014	$67,061	$137,087	$132,694
Adjusted to exclude the following:
Stock-based compensation	(15,207)	(7,523)	(29,403)	(19,063)
Amortization of acquired intangibles	(1,061)	(1,061)	(2,122)	(2,122)
Change in fair value of contingent earn-out consideration liability	(221)	(47)	(423)	(316)
Restructuring and impairment charge	(2,304)	(7,936)	(2,304)	(7,936)
Non-GAAP operating expense	$51,221	$50,494	$102,835	$103,257

	Three Months Ended September 30,		Six Months Ended September 30,
	2024	2023	2024	2023
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP operating income	$53,142	$33,792	$99,195	$63,475
Adjusted to exclude the following:
Stock-based compensation	17,868	9,801	34,958	23,802
Amortization of acquired intangibles	1,061	1,198	2,122	2,396
Change in fair value of contingent earn-out consideration liability	221	47	423	316
Restructuring and impairment charge	2,304	7,936	2,304	7,936
Non-GAAP operating income	$74,596	$52,774	$139,002	$97,925

GAAP net income	$44,154	$30,602	$85,531	$59,008
Adjusted to exclude the following:
Stock-based compensation	17,868	9,801	34,958	23,802
Amortization of acquired intangibles	1,061	1,198	2,122	2,396
Change in fair value of contingent earn-out consideration liability	221	47	423	316
Restructuring and impairment charge	2,304	7,936	2,304	7,936
Income tax effect of non-GAAP adjustments (1)	(4,505)	(3,986)	(8,359)	(7,235)
Non-GAAP net income	$61,103	$45,598	$116,979	$86,223
Non-GAAP net income margin	44.7%	40.1%	44.4%	38.8%

Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	186,252	193,112	185,933	193,813
Diluted	200,407	209,014	199,818	210,681

Non-GAAP net income per share attributable to Class A and Class B stockholders:
Basic	$0.33	$0.24	$0.63	$0.44
Diluted	$0.30	$0.22	$0.59	$0.41
(1) For the three and six months ended September 30, 2024 and 2023, management used an estimated annual effective non-GAAP tax rate of 21.0%.